LS Theta Fund
A series of Investment Managers Series Trust (the “Trust”)

Supplement dated August 3, 2015, to the
Summary Prospectus dated May 4, 2015, the Prospectus dated May 1, 2015, and the
Statement of Additional Information dated May 1, 2015

On June 17, 2015, the Board of Trustees of the Trust approved a one-for-five reverse stock split for both share classes of the LS Theta Fund. This transaction is expected to take place after the close of business on August 6, 2015.  For every five shares of a Class of the Fund owned by a shareholder before the close of business on August 6, 2015, the shareholder will receive one share of the same Class of the Fund.  The reverse stock split will not change the total value of your investment in the Fund.  Confirmation statements will be mailed to direct shareholders notifying them of the changes in their shares. [Shareholders with accounts held through intermediaries will receive any related communication directly from their financial intermediaries.

Please contact the Fund at 1-855-968-4964 if you have any questions or need assistance.

Please file this Supplement with your records.